UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 10, 2013

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-35293	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mount Laurel, New Jersey	08054
(Address of Principal Executive Offices)	(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 10, 2013, Central European Distribution Corporation (the “Company”) received a letter from the NASDAQ Office of General Counsel, Hearings, informing the Company that the NASDAQ Hearings Panel has affirmed the decision of the Listing Qualifications Department of The NASDAQ Stock Market LLC (“NASDAQ”) to delist the shares of the Company from NASDAQ. As a result, the Company’s shares will be suspended from trading on NASDAQ, effective at the open of business on Friday, April 12, 2013.

The NASDAQ Hearings Panel reached its decision following consideration of Listing Rules 5620(a) and 5620(b), for the Company’s failure to hold its annual general meeting within the time frame allowed under the NASDAQ Listing Rules, Listing Rule 5250(c)(1), for the Company’s failure to timely files its Annual Report on Form 10-K with the United States Securities and Exchange Commission, and Listing Rules 5101, 5110(b) and IM-5101-1 and the public interest concerns raised thereunder, following the Company’s filing for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code on April 7, 2013.

Given the NASDAQ continued and initial listing requirements and the plan of reorganization submitted by the Company to the United States Bankruptcy Court for the District of Delaware, which contemplates cancellation of all outstanding common stock in the Company and Roust Trading Ltd. receiving new shares of common stock of the Company representing 100% of reorganized Company following confirmation and effectiveness of the plan of reorganization, the Company does not plan to request review of the NASDAQ Hearing Panel’s decision by the NASDAQ Listing and Hearing Review Council. Accordingly, trading of the Company’s common stock will be suspended at the opening of business on Friday, April 12, 2013, and a Form 25-NSE will be filed with the United States Securities and Exchange Commission to remove the Company’s securities from listing and registration on The NASDAQ Stock Market.

After the Company’s common stock is delisted by NASDAQ, it may trade on the OTC Markets Group Inc. (the “Pink Sheets”) or the OTC Bulletin Board (“OTCBB”) if an application is filed by a market maker to quote the Company’s common stock. A potential market maker’s application to quote the Company’s common stock on OTCBB will not be cleared until the Company is current in its reporting obligations under the Securities Exchange Act of 1934. In order for the Company to become current in its reporting obligations, it must file its annual report on Form 10-K for fiscal year 2012. Even if the Company makes such filing, there is no assurance that any market maker will apply to quote the Company’s common stock on the Pink Sheets or OTCBB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Grant Winterton
Grant Winterton

Chief Executive Officer

Date: April 11, 2013